Supplement dated October 16, 2026 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about a change to a Variable Option available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Investment Option Update
This Supplement is to inform you that there is a change to the name of an underlying Portfolio for a Variable Option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Invesco V.I. Growth and Income Fund – Series II shares: Portfolio Name Change
Effective April 30, 2027 (the “Effective Date”), all references to the Portfolio are changed as follows:
Portfolio Current Name	Portfolio Revised Name
Invesco V.I. Growth and Income Fund – Series II shares	Invesco V.I. Value Income Fund – Series II shares

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

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